SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
       Fidelity Municipal Trust II

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

      (Fidelity Municipal Trust II)

            (Arthur S. Loring)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
SPARTAN(registered trademark) PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
FUNDS OF
FIDELITY MUNICIPAL TRUST II
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund, and Spartan Pennsylvania Municipal Money Market Fund (the funds), will be held at the office of Fidelity Municipal Trust II (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on July 16, 1997, at 10:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 3. To amend the Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
 4. To approve an amended management contract for Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 5. To amend the fundamental investment limitation concerning the issuance of senior securities of Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund.
 6. To amend the fundamental investment limitation concerning borrowing of Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund.
 7. To amend the fundamental limitation concerning the concentration of its investments in a single industry of Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund.
 The Board of Trustees has fixed the close of business on May 19, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
  By order of the Board of Trustees,
  ARTHUR S. LORING, Secretary
May 19, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY MUNICIPAL TRUST II:
MICHIGAN MUNICIPAL MONEY MARKET FUND
OHIO MUNICIPAL MONEY MARKET FUND
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
TO BE HELD ON JULY 16, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Municipal Trust II (the trust) to be used at the Special Meeting of Shareholders of Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund, and Spartan Pennsylvania Municipal Money Market Fund (the funds) and at any adjournments thereof (the Meeting), to be held on July 16, 1997, at 10:45 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 19, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D.F. King
& Co.    and/or Management Information Services Corp. (MIS)     may be paid
on a per-call basis to solicit shareholders on behalf of the funds at an
anticipated cost of approximately    $8,200     (Michigan Municipal Money
Market Fund),    $8,200     (Ohio Municipal Money Market Fund), and
   $8,200     (Spartan Pennsylvania Municipal Money Market Fund). The
expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds (except for Spartan Pennsylvania Municipal Money Market Fund, whose expenses will be borne by FMR). The funds (FMR for Spartan Pennsylvania Municipal Money Market Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation
(FDC) the funds' principal underwriter and distribution agent is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of FMR Texas, Inc. (FMR Texas), subadviser to the funds, is 400 East Las Colinas Boulevard, Irving, Texas 75039.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King
& Co. may be paid on a    per-call     basis for vote-by-phone
solicitations on behalf of the funds at an anticipated cost of approximately $4,875 (Michigan Municipal Money Market Fund), $4,875 (Ohio Municipal Money Market Fund), and $4,875 (Spartan Pennsylvania Municipal Money Market Fund). The expenses in connection with telephone voting will be paid by the funds (except for Spartan Pennsylvania Municipal Money Market Fund, whose expenses will be borne by FMR). If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of March 31, 1997 are indicated in the following table:
MICHIGAN MUNICIPAL MONEY MARKET FUND        253,516,360

OHIO MUNICIPAL MONEY MARKET FUND                326,545,107

SPARTAN PENNSYLVANIA MUNICIPAL MONEY            230,973,048
MARKET FUND

 To the knowledge of the trust, substantial (5% or more) record ownership
of the funds on    March 31, 1997     was as follows:    for Spartan
Pennsylvania Municipal Money Market Fund: National Financial Services Corporation, Boston, MA (22.67%). To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the funds on that date.
  Shareholders of record at the close of business on May 19, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to
one vote for each share    held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOTH THE TRUST AND OF EACH FUND OF THE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 7 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
 The following tables summarize the proposals applicable to each fund.

Proposal #                                               Proposal Description                  Applicable Funds

 1.                                                      To elect as Trustees the 12           Michigan Municipal Money
                                                         nominees presented in                 Market Fund; Ohio
                                                         proposal 1.                           Municipal Money Market
                                                                                               Fund; and Spartan
                                                                                               Pennsylvania Municipal
                                                                                               Money Market Fund

 2   .                                                   To ratify the selection of            Michigan Municipal Money
                                                         Coopers & Lybrand L.L.P. as           Market Fund; Ohio
                                                         independent accountants of            Municipal Money Market
                                                         the trust.                            Fund; and Spartan
                                                                                               Pennsylvania Municipal
                                                                                               Money Market Fund

 3   .                                                   To amend the Trust                    Michigan Municipal Money
                                                         Instrument to provide voting          Market Fund; Ohio
                                                         rights based on a                     Municipal Money Market
                                                         shareholder's total dollar            Fund; and Spartan
                                                         investment in a fund, rather          Pennsylvania Municipal
                                                         than on the number of shares          Money Market Fund
                                                         owned.

 4   .                                                   To approve an amended                 Michigan Municipal Money
                                                         management contract for the           Market Fund and Ohio
                                                         fund   s     that would reduce the    Municipal Money Market
                                                         management fee payable to             Fund
                                                         FMR by the fund   s     as FMR's
                                                         assets under management
                                                         increase.

   ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

Proposal #                                               Proposal Description                  Applicable Funds

 5   .                                                   SENIOR SECURITIES: To add             Michigan Municipal Money
                                                         the ability to issue senior           Market Fund and Ohio
                                                         securities to the extent              Municipal Money Market
                                                         permitted under the                   Fund
                                                         Investment Company Act of
                                                         1940.

 6   .                                                   BORROWING: To amend the               Michigan Municipal Money
                                                         borrowing limitation to require       Market Fund and Ohio
                                                         a reduction in borrowing if           Municipal Money Market
                                                         borrowings exceed the 33              Fund
                                                         1/3% limit for any reason
                                                         rather than solely because of
                                                         a decline in net assets.

 7   .                                                    CONCENTRATION: To                    Michigan Municipal Money
                                                         standardize language and              Market Fund and Ohio
                                                         explicitly exclude "tax-exempt        Municipal Money Market
                                                         obligations issued or                 Fund
                                                         guaranteed by a U.S.
                                                         territory or possession or a
                                                         state or local government, or
                                                         a political subdivision thereof"
                                                         from the limitation on industry
                                                         concentration.


1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust.
Pursuant to the provisions of the Trust Instrument of Fidelity Municipal
Trust II, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except    for     Robert M. Gates and William O. McCoy, all nominees named
below are currently Trustees of Fidelity Municipal Trust II and have served in that capacity continuously since originally elected or appointed. Ralph
F. Cox, Phyllis Burke Davis, and Marvin L. Mann were selected by the
trust's Nominating and Administration Committee (see page        ) and were
appointed to the Board on November 1, 1991, December 1, 1992, and October
1, 1993, respectively. None of the nominees are related to one another.
Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds'
distribution agent, FDC. The business address of each nominee who is an
"interested person" is 82 Devonshire Street, Boston, Massachusetts 02109,
and the business address of all other nominees is Fidelity Investments,
P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M.
Gates, Peter S. Lynch, and William O. McCoy, each of the nominees is
currently a Trustee or General Partner, as the case may be, of    62
registered investment companies (trusts or partnerships)     advised by
FMR. Mr. Gates, and Mr. McCoy are currently a Trustee or General Partner,
as the case may be, of    47 registered investment companies advised by
FMR. Mr. Lynch is a Trustee or General Partner, as the case may be, of 61
registered investment companies     advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
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
Nominee               Principal Occupation **                      Year of
(Age)                                                              Election or
                                                                   Appointmen
                                                                   t

*J. Gary Burkhead     Senior Vice President, President             1986
 (56)                 and a Director of FMR Texas Inc.,
                      Fidelity Management & Research
                      (U.K.) Inc., Fidelity Management
                      & Research (Far East) Inc.   , and
                         Fidelity Investments Institutional
                         Services Company, Inc.

Ralph F. Cox          Management consultant (1994).                1991
 (65)                 Prior to February 1994, he was
                      President of Greenhill Petroleum
                      Corporation (petroleum
                      exploration and production).
                      Until March 1990, Mr. Cox was
                      President and Chief Operating
                      Officer of Union Pacific
                      Resources Company
                      (exploration and production). He
                      is a Director of Sanifill
                      Corporation (non-hazardous
                      waste, 1993), CH2M Hill
                      Companies (engineering), Rio
                      Grande, Inc. (oil and gas
                      production), and Daniel
                      Industries (petroleum
                      measurement equipment
                      manufacturer). In addition, he is
                      a member of advisory boards of
                      Texas A&M University and the
                      University of Texas at Austin.

Phyllis Burke Davis   Prior to her retirement in                   1992
 (65)                 September 1991, Mrs. Davis
                      was the Senior Vice President of
                      Corporate Affairs of Avon
                      Products, Inc. She is currently a
                      Director of BellSouth
                      Corporation
                      (telecommunications), Eaton
                      Corporation (manufacturing,
                      1991), and the TJX Companies,
                      Inc. (retail stores), and
                      previously served as a Director
                      of Hallmark Cards, Inc.
                      (1985-1991) and Nabisco
                      Brands, Inc. In addition, she is a
                      member of the President's
                      Advisory Council of The
                      University of Vermont School of
                      Business Administration.

Robert M. Gates       Consultant, author, and lecturer             --
 (53)                 (1993). Mr. Gates was Director
                      of the Central Intelligence
                      Agency (CIA) from 1991-1993.
                      From 1989 to 1991, Mr. Gates
                      served as Assistant to the
                      President of the United States
                      and Deputy National Security
                      Advisor. Mr. Gates is currently a
                      Trustee for the Forum For
                      International Policy, a Board
                      Member for the Virginia
                      Neurological Institute, and a
                      Senior Advisor of the Harvard
                      Journal of World Affairs. In
                      addition, Mr. Gates also serves
                      as a member of the corporate
                      board for LucasVarity PLC
                      (automotive components and
                      diesel engines), Charles Stark
                      Draper Laboratory (non-profit),
                      NACCO Industries, Inc. (mining
                      and manufacturing), and TRW
                      Inc. (original equipment and
                      replacement products).

*Edward C. Johnson    President, is Chairman, Chief                1968
3d                    Executive Officer and a Director
 (67)                 of FMR Corp.; a Director and
                      Chairman of the Board and of
                      the Executive Committee of
                      FMR; Chairman and a Director
                      of FMR Texas Inc., Fidelity
                      Management & Research (U.K.)
                      Inc., and Fidelity Management &
                      Research (Far East) Inc.

E. Bradley Jones      Prior to his retirement in 1984,             1990
 (69)                 Mr. Jones was Chairman and
                      Chief Executive Officer of LTV
                      Steel Company. He is a Director
                      of TRW Inc. (original equipment
                      and replacement products),
                      Cleveland-Cliffs Inc (mining),
                      Consolidated Rail Corporation,
                      Birmingham Steel Corporation,
                      and RPM, Inc. (manufacturer of
                      chemical products), and he
                      previously served as a Director
                      of NACCO Industries, Inc.
                      (mining and marketing,
                      1985-1995) and Hyster-Yale
                      Materials Handling, Inc.
                      (1985-1995). In addition, he
                      serves as a Trustee of First
                      Union Real Estate Investments,
                      a Trustee and member of the
                      Executive Committee of the
                      Cleveland Clinic Foundation, a
                      Trustee and member of the
                      Executive Committee of
                      University School (Cleveland),
                      and a Trustee of Cleveland
                      Clinic Florida.

Donald J. Kirk        Executive-in-Residence (1995)                1987
 (64)                 at Columbia University Graduate
                      School of Business and a
                      financial consultant. From 1987
                      to January 1995, Mr. Kirk was a
                      Professor at Columbia University
                      Graduate School of Business.
                      Prior to 1987, he was Chairman
                      of the Financial Accounting
                      Standards Board. Mr. Kirk is a
                      Director of General Re
                      Corporation (reinsurance), and
                      he previously served as a
                      Director of Valuation Research
                      Corp. (appraisals and
                      valuations, 1993-1995). In
                      addition, he serves as Chairman
                      of the Board of Directors of the
                      National Arts Stabilization Fund,
                      Chairman of the Board of
                      Trustees of the Greenwich
                      Hospital Association, a Member
                      of the Public Oversight Board of
                      the American Institute of
                      Certified Public Accountants'
                      SEC Practice Section (1995),
                      and as a Public Governor of the
                      National Association of
                      Securities Dealers, Inc. (1996).

*Peter S. Lynch       Vice Chairman and Director of                1990
 (54)                 FMR (1992). Prior to May 31,
                      1990, he was a Director of FMR
                      and Executive Vice President of
                      FMR (a position he held until
                      March 31, 1991); Vice President
                      of Fidelity Magellan Fund and
                      FMR Growth Group Leader; and
                      Managing Director of FMR Corp.
                      Mr. Lynch was also Vice
                      President of Fidelity Investments
                      Corporate Services (1991-1992).
                      He is a Director of W.R. Grace &
                      Co. (chemicals) and Morrison
                      Knudsen Corporation
                      (engineering and construction).
                      In addition, he serves as a
                      Trustee of Boston College,
                      Massachusetts Eye & Ear
                      Infirmary, Historic Deerfield
                      (1989) and Society for the
                      Preservation of New England
                      Antiquities, and as an Overseer
                      of the Museum of Fine Arts of
                      Boston.

William O. McCoy      Vice President of Finance for the               --
 (63)                 University of North Carolina
                      (16-school system, 1995). Prior
                      to his retirement in December
                      1994, Mr. McCoy was Vice
                      Chairman of the Board of
                      BellSouth Corporation
                      (telecommunications, 1984) and
                      President of BellSouth
                      Enterprises(1986). He is
                      currently a Director of Liberty
                      Corporation (holding
                      company,1984), Weeks
                      Corporation of Atlanta (real
                      estate, 1994), Carolina Power
                      and Light Company (electric
                      utility, 1996), and the Kenan
                      Transport Co. (1996).
                      Previously, he was a Director of
                      First American Corporation
                      (bank holding company,
                      1979-1996). In addition, Mr.
                      McCoy serves as a member of
                      the Board of Visitors for the
                      University of North Carolina at
                      Chapel Hill (1994) and for the
                      Kenan-Flager Business School
                      (University of North Carolina at
                      Chapel Hill, 1988).

Gerald C. McDonough   Chairman of G.M. Management                  1989
 (69)                 Group (strategic advisory
                      services). Prior to his retirement
                      in July 1988, he was Chairman
                      and Chief Executive Officer of
                      Leaseway Transportation Corp.
                      (physical distribution services).
                      Mr. McDonough is a Director of
                      Brush-Wellman Inc. (metal
                      refining), York International
                      Corp. (air conditioning and
                      refrigeration), Commercial
                      Intertech Corp. (hydraulic
                      systems, building systems, and
                      metal products, 1992), CUNO,
                      Inc. (liquid and gas filtration
                      products, 1996), and Associated
                      Estates Realty Corporation (a
                      real estate investment trust,
                      1993). Mr. McDonough served
                      as a Director of
                      ACME-Cleveland Corp. (metal
                      working, telecommunications,
                      and electronic products) from
                      1987-1996.

Marvin L. Mann        Chairman of the Board,                       1993
 (64)                 President, and Chief Executive
                      Officer of Lexmark International,
                      Inc. (office machines, 1991).
                      Prior to 1991, he held the
                      positions of Vice President of
                      International Business Machines
                      Corporation ("IBM") and
                      President and General Manager
                      of various IBM divisions and
                      subsidiaries. Mr. Mann is a
                      Director of M.A. Hanna
                      Company (chemicals, 1993) and
                      Infomart (marketing services,
                      1991), a Trammell Crow Co. In
                      addition, he serves as the
                      Campaign Vice Chairman of the
                      Tri-State United Way (1993) and
                      is a member of the University of
                      Alabama President's Cabinet.

Thomas R. Williams    President of The Wales Group,                1989
 (68)                 Inc. (management and financial
                      advisory services). Prior to
                      retiring in 1987, Mr. Williams
                      served as Chairman of the
                      Board of First Wachovia
                      Corporation (bank holding
                      company), and Chairman and
                      Chief Executive Officer of The
                      First National Bank of Atlanta
                      and First Atlanta Corporation
                      (bank holding company). He is
                      currently a Director of BellSouth
                      Corporation
                      (telecommunications), ConAgra,
                      Inc. (agricultural products),
                      Fisher Business Systems, Inc.
                      (computer software), Georgia
                      Power Company (electric utility),
                      Gerber Alley & Associates, Inc.
                      (computer software), National
                      Life Insurance Company of
                      Vermont, American Software,
                      Inc., and AppleSouth, Inc.
                      (restaurants, 1992).

_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of December 31, 1996   ,     the Trustees and officers of each fund
owned, in the aggregate, less than 1% of each fund's total outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended December 31, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Donald Kirk, (Chairman) and Phyllis Burke Davis are members of the committee. If elected, it is anticipated that Mr. McCoy will also be a member of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including all
no   n    -audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1996, the committee held four meetings.
        The trust's Nominating and Administration Committee is currently composed of Gerald McDonough (Chairman), E. Bradley Jones, and Thomas Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended December 31, 1996 the Committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1996.
Trustees         Aggregate      Aggregate        Aggregate      Total
                 Compensati     Compensati       Compensati     Compensatio
                 on from        on from          on from        n from the
                 Fidelity       Fidelity Ohio    Spartan        Fund
                 Michigan       Municipal        Pennsylvani    Complex*,A
                 Municipal      Money            a Municipal
                 Money          Market Fund      Money
                 Market Fund    A,C              Market Fund
                 A,B                             A,D

J. Gary          $ 0            $ 0              $ 0            $ 0
Burkhead**

Ralph F. Cox      80             106              81             137,700

Phyllis Burke     78             104              79             134,700
Davis

Richard J.        98             130              99             168,000
Flynn***

Edward C.         0              0                0              0
Johnson 3d**

E. Bradley        78             104              79             134,700
Jones

Donald J. Kirk    79             105              80             136,200

Peter S.          0              0                0              0
Lynch**

William O.        48             64               49             85,333
McCoy****

Gerald C.         79             105              80             136,200
McDonough

Edward H.         79             104              80             136,200
Malone***

Marvin L. Mann    78             103              79             134,700

Thomas R.         79             105              80             136,200
Williams

* Information is    for calendar year ended     December 31, 1996 for 235
funds in the complex.
** Interested trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** During the period from May 1, 1996 through December 31, 1996, William McCoy served as a Member of the Advisory Board of Fidelity Municipal Trust II.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $3, Phyllis Burke Davis, $3, Richard J. Flynn, $0, E. Bradley Jones, $3, Donald J. Kirk, $3, Gerald C. McDonough, $3, Edward H. Malone, $3, Marvin L. Mann, $3, and Thomas R. Williams, $3.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $4, Phyllis Burke Davis, $4, Richard J. Flynn, $0, E. Bradley Jones, $4, Donald J. Kirk, $4, Gerald C. McDonough, $4, Edward H. Malone, $4, Marvin L. Mann, $4, and Thomas R. Williams, $4.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $3, Phyllis Burke Davis, $3, Richard J. Flynn, $0, E. Bradley Jones, $3, Donald J. Kirk, $3, Gerald C. McDonough, $3, Edward H. Malone, $3, Marvin L. Mann, $3, and Thomas R. Williams, $3.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee becomes eligible to participate in the program at the end of the calendar year in which he or she reaches age 72, provided that, at the time of retirement, he or she has served as a Fidelity fund Trustee for at least five years.
 The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
 As of December 31, 1996 the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand L.L.P. has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VII, Section 7.01 of the Trust Instrument. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund, and Spartan Pennsylvania Municipal Money Market Fund are funds of Fidelity Municipal Trust II, an open-end management investment company organized as a Delaware business trust. Currently, there are three funds in the trust. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Trust Instrument. Currently, under the Trust Instrument, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Municipal Trust II, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. Currently, since there are only money market funds in the trust, the proposal will not affect the voting rights of fund shareholders on votes requiring trust-wide participation since money market funds are managed to maintain a $1.00 NAV. However, if additional funds with fluctuating NAVs are added to the trust, relative voting rights would be changed under the proposal. To illustrate the potentially disproportionate calculation of voting power currently in place, the table below shows a hypothetical example of a trust with funds with fluctuating NAVs.
Fund   Net Asset Value   $1,000
                         investment in
                         terms of
                         number of
                         shares

A      $ 10.00            100.000

B      $ 7.57             132.100

C      $ 10.93            91.491

D      $ 1.00             1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
    On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance under both the current Trust Instrument and an amended Trust Instrument, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE TRUST INSTRUMENT. Article VII, Section 7.01 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VII, Section 7.01 will be amended as follows
(material to be added is   ((     underlined    ))    and material to be
deleted is [bracketed]):
ARTICLE VII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
 Section 7.01. The Shareholders shall have power to vote    . . . On any
matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and
(ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case any such matters shall be voted on by such class or classes. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.](( A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. )) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy, or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Trust Instrument will become effective immediately. If the proposal is not approved by the shareholders of the trust, the Trust Instrument will remain unchanged.
4. TO APPROVE AMENDED MANAGEMENT CONTRACTS FOR FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND AND FIDELITY OHIO MUNICIPAL MONEY MARKET FUND.
    The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved and recommends that shareholders of the funds approve a proposal to adopt an
amended     management contract with FMR (the Amended Contracts). The
Amended Contracts modify the    group     fee that FMR receives from each
fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACTS WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACTS (THE PRESENT CONTRACTS). (For more information on FMR, see the
section entitled "Activities and Management of FMR" on page        .)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACTS. Copies of each fund's Amended Contract, marked to indicate the proposed amendments are attached to this Proxy Statement as Exhibits 1 and 2. Except for the modifications discussed above, they are substantially identical to the Present Contracts. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts"
beginning on page        ). If approved by shareholders, the Amended
Contracts will take effect on August 1, 1997 (or, if later, the first day of the month following approval) and will remain in effect through May 31, 1998, and thereafter, but only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contracts are not approved, the Present Contracts will continue in effect through May 31, 1998, and thereafter only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of each fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contracts modify the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above
$   120     billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by
FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contracts would not change the group fee
calculation for assets under management by FMR of $   120     billion or
less. Above $   120     billion in assets under FMR's management, the Group
Fee Rate declines under    both the Present Contracts and the Amended
Contracts     but under the    Amended     Contracts    it declines faster.
    Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contracts add 12 new breakpoints for assets
under FMR's management above $   120     billion as illustrated in the
following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management
Contracts" beginning on page        .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT

   Average     Group   Present      Average Group   Amended
Assets                 Contract*    Assets          Contract
($ billions)                        ($ billions)

Over 84                .1500%       84 - 120        .1500%

                                    120 - 156       .1450%

                                    156 - 192       .1400%

                                    192 - 228       .1350%

                                    228 - 264       .1300%

                                    264 - 300       .1275%

                                    300 - 336       .1250%

                                    336 - 372       .1225%

                                    372 - 408       .1200%

                                    408 - 444       .1175%

                                    444 - 480       .1150%

                                    480 - 516       .1125%

                                    Over 516        .1100%

 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present     Amended
Assets         Contract*   Contract
($ billions)

150            .1746%      .1736%

200            .1685%      .1652%

250            .1648%      .1587%

300            .1623%      .1536%

350            .1605%      .1494%

400            .1592%      .1459%

450            .1582%      .1427%

500            .1574%      .1399%

550            .1567%      .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for March 31, 1997 were approximately $438 billion.
 COMPARISON OF MANAGEMENT FEES. For    December     31,199   6    , average
assets under management by FMR were $453 billion. The funds'
   Management     Fee Rate under the Amended Contracts would have been
   .3925    %, compared to    .4081    % under the Present Contracts. The
   Management F    ee Rate will remain the same for each fund under both
the Present Contract and the Amended Contract until assets under FMR's
management exceed $120 billion, at which point the    Management     Fee
Rate under the Amended Contracts begins to decline relative to the Present Contracts. The following chart compares each fund's management fee under the terms of the Present Contract for the fiscal year ended December 31, 1996 to the management fee the funds would have incurred if the Amended Contracts had been in effect.
               Present Contract    Amended Contract    Percentage
               Fee*                Fee                 Difference

Michigan       $963,070            $930,291               (    3.40%   )
Municipal
Money Market

Ohio           $1,274,925          $1,231,605             (    3.40%   )
Municipal
Money Market

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 T   he proposal to present t    he Amended Contracts    to shareholders
    w   as     approved by the Board of Trustees for each fund, including the Independent Trustees on October 17, 1996.The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, September to October 1993, and November to December 1991. The Board of Trustees received materials relating to the Amended Contracts in advance of the meeting at which the Amended Contracts were considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contracts. These materials include: (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, (iii) the economic outlook and the general investment outlook in the markets in which each fund invests, and (iv) notable changes in each fund's investments. The Board of Trustees and
the        Independent Trustees also consider periodically other material
facts such as (1) FMR's    results and     financial condition, (2)
arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and
restrictions and with policies on personal securities transactions   , and
(7) the nature, cost and quality of non-investment management services
provided by FMR and its affiliates    .
    In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR,
(e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including each fund's shareholders.
 In considering the Amended Contracts, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling and the foregoing summary does not detail all the matters
considered. M    atters considered by the Board of Trustees and the
Independent Trustees in connection with their approval of the Amended Contracts include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structures should be continued but determined that it would be appropriate to change the group fee structures as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structures are fair and reasonable and (ii) that the proposed modifications to the management fee structures, that is the reduction of the Group Fee Rate schedules, are in the best interest of each funds' shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contracts to shareholders of each fund and recommends that shareholders of the funds vote FOR approval of the Amended Contracts.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 5 through 7 is to revise several of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
5. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES FOR FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND AND
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND   .
 Each fund's current fundamental investment limitation regarding the issuance of senior securities states:
 The fund may not issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity Municipal Trust II may issue additional series of shares in accordance with the Trust Instrument.
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.
 The primary purpose of the proposal is to revise each fund's fundamental senior securities limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental senior securities limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests. However, the proposed limitation clarifies that each fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. Each fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
6. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING FOR FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND AND FIDELITY OHIO MUNICIPAL MONEY MARKET FUND.
 Each fund's current fundamental investment limitation concerning borrowing states:
 The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in total assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
 The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
 The primary purpose of the proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests. However, the proposed fundamental limitation would clarify one point. Under the proposed limitation, each fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. While under the current limitations, each fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
7. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY FOR FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND AND FIDELITY OHIO MUNICIPAL MONEY MARKET FUND.
 Each fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities, territories, or possessions, or issued or guaranteed by a state government, or political subdivision thereof) if, as a result, more than 25% of the value of its total assets would be invested in securities of companies having their principal business activities in the same industry.
 The Trustees recommend that shareholders of each fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
 The primary purpose of the proposal is to revise each fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.
 Adoption of the proposed amended limitation on concentration is not expected to affect the way each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.
 The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the
shareholders of    that     fund,    that     fund's current limitation
will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and net assets, of funds with investment objectives similar to Fidelity Michigan Municipal Money Market Fund and Fidelity Ohio Municipal Money Market Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 3.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board;
   Robert C. Pozen    , President; Peter S. Lynch, Vice Chairman    and J.
Gary Burkhead. With the exception of Robert C. Pozen, e    ach of the
Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Arthur S. Loring, Thomas D. Maher, Scott Orr, Kenneth A. Rathgeber, Leonard M. Rush, Thomas J. Simpson, Mss. Deborah F. Watson and Sarah H. Zenoble are currently officers of the trust and officers or
employees of FMR   , FMR     Texas or FMR Corp. With the exception of Mr.
Costello, Mr. Maher,    and     Mr. Rush, all of these persons hold or have
options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period January 1, 1996 through December 31, 1996,    no
transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 Funds with investment objectives similar to Fidelity Michigan Municipal Money Market Fund and Fidelity Ohio Municipal Money Market Fund for which FMR has entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 3.
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACTS    FOR FIDELITY MICHIGAN MUNICIPAL MONEY
MARKET FUND AND FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 Fidelity Michigan Municipal Money Market Fund and Fidelity Ohio Municipal Money Market Fund employ FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contracts described in proposal 4.
 In addition to the management fee payable to FMR, the fund reimburses UMB Bank, n.a. (UMB) for its services as each fund's custodian and transfer agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with UMB, pursuant to which UMB bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 UMB has entered into a sub-contract with Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for the fund. Under the sub-contract, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by UMB on behalf of Fidelity Michigan Municipal Money Market Fund and Fidelity Ohio Municipal Money Market Fund for the fiscal year ended December 31, 1996 were $462,201 and $547,792, respectively.
 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is Fidelity Michigan Municipal Money Market Fund's and Fidelity Ohio Municipal Money Market Fund's manager pursuant to management contracts dated February 28,1992, which were approved by Fidelity Municipal Trust as
then sole shareholder of each fund on February 28, 1992.    The terms of
the fund's current management contracts with FMR duplicate those of their previous management contracts which were approved by shareholders of each fund on September 19, 1990.
 For the services of FMR under the contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average   Annualized   Group    Effective
Group     Rate         Net      Annual
Assets                 Assets   Fee Rate





$0     -     3 billion   .3700%     $ 0.5    .3700%
                                   billion

 3     -     6           .3400      25       .2664

 6     -     9           .3100      50       .2188

 9     -     12          .2800      75       .1986

 12    -     15          .2500      100      .1869

 15    -     18          .2200      125      .1793

 18    -     21          .2000      150      .1736

 21    -     24          .1900      175      .1695

 24    -     30          .1800      200      .1658

 30    -     36          .1750      225      .1629

 36    -     42          .1700      250      .1604

 42    -     48          .1650      275      .1583

 48    -     66          .1600      300      .1565

 66    -     84          .1550      325      .1548

 84    -     120         .1500      350      .1533

120    -     174         .1450      400      .1507

174    -     228         .1400

228    -     282         .1375

282    -     336         .1350

Over         336         .1325



 Under each fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualized   Group Net        Effective
Assets          Rate         Assets           Annual
                                              Fee Rate

 120 - $156     .1450%        $ 150 billion   .1736%
billion

 156 - 192      .1400          175            .1690

 192 - 228      .1350          200            .1652

 228 - 264      .1300          225            .1618

 264 - 300      .1275          250            .1587

 300 - 336      .1250          275            .1560

 336 - 372      .1225          300            .1536

 372 - 408      .1200          325            .1514

 408 - 444      .1175          350            .1494

 444 - 480      .1150          375            .1476

 480 - 516      .1125          400            .1459

Over 516        .1100          425            .1443

                               450            .1427

                               475            .1413

                               500            .1399

                               525            .1385

                               550            .1372

 The Group Fee Rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $453 billion of group net assets - the approximate level for December 31, 1996 - was
 .1425%, which is the weighted average of the respective fee rates for each level of group net assets up to $453 billion.
 The individual fund fee rate for each fund is    0    .25%. Based on the
average group net assets of the funds advised by FMR for December 1996, the annual management fee rates would be calculated as follows:
Fund             Group Fee          Individual Fund         Management
                 Rate               Fee Rate                Fee Rate

Fidelity Ohio    .1425%       +     .25%              =     .3925%
Municipal
Money Market
Fund

Fidelity         .1425%       +     .25%              =     .3925%
Michigan
Municipal
Money Market
Fund

 One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 During the fiscal year ended December 31, 1996, FMR received $1,231,605 and $930,291 for its services as investment adviser to Fidelity Ohio Municipal Money Market Fund and Fidelity Michigan Municipal Money Market Fund, respectively. These fees were equivalent to .3950% of the average net assets for Fidelity Ohio Municipal Money Market Fund and .3949% of the average net assets for Fidelity Michigan Municipal Money Market Fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of
   a     fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements
by FMR will increase    a     fund's total returns and yield and repayment
of the reimbursement by    a     fund will lower its total returns and
yield.
SUB-ADVISORY AGREEMENTS    FOR FIDELITY MICHIGAN MUNICIPAL MONEY MARKET
FUND AND FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 On behalf of Fidelity Michigan Municipal Money Market Fund and Fidelity Ohio Municipal Money Market Fund, FMR has entered into sub-advisory agreements with FMR Texas Inc. (FMR Texas) pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to each fund. Fidelity Michigan Municipal Money Market Fund and
Fidelity Ohio Municipal Money Market Fund's sub-advisory agreement   s    ,
dated February 28, 1992, were approved by FMR as sole shareholder of the funds on February 28, 1992 pursuant to an Agreement and Plan of conversion approved by shareholders of each fund on December 11, 1991. The terms of the funds' current sub-advisory agreements with FMR Texas duplicate those
of their previous sub-advisory agreements which    were approved by
shareholders of each fund on September 19, 1990     for both Fidelity
Michigan Municipal Money Market Fund and Fidelity Ohio Municipal Money Market Fund.
 Under the sub-advisory agreements, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with each fund after payments by FMR pursuant to each fund's 12b-1 plan, if any. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended December 31, 1996, FMR paid FMR Texas fees of $465,146 and $615,803, on behalf of Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund, respectively.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in each fund's management contract.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI)   , a     subsidiar   y     of FMR Corp., if the commissions are
fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 During the fiscal year ended December 31, 1996, the funds paid no
brokerage commissions    to FBSI.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
   NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy statement and Annual Reports you wish to receive in order to supply copies of the beneficial owners of the respective shares.
EXHIBIT 1
   ((    UNDERLINED   ))     DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
Form of
MANAGEMENT CONTRACT
between
FIDELITY MUNICIPAL TRUST II:
Fidelity Michigan Municipal Money Market [Portfolio]    ((    Fund   ))
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
    AGREEMENT ((    AMEND   ED AND RESTATED as of)) [    made   ]     this
__    day of ___ 1997 [28th day of February 1992]    , by and between
Fidelity Municipal Trust II, a Delaware business trust that may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Michigan Municipal Money Market Portfolio
[Portfolio]    ((    Fund   ))     (hereinafter called the "Portfolio"),
and Fidelity Management & Research Company, a Massachusetts corporation
(hereinafter called the "Adviser")    ((as set forth in its entirely
below    .   ))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 28, 1992, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on August 1, 1997 or the first day of the month following approval. ))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under Federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser, [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].
 (a) Group Fee Rate. The [g] ((G))roup [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter]
((fund's    Declaration of     Trust    or other organizational
documen    t   )))     [of each investment company] determined as of the
close of business on each business day throughout the month. The group fee rate shall be determined on a cumulative basis pursuant to the following schedule.
                        Annualized Fee Rate

Average Net Assets      (for each level)

Over $0.0 - 3 billion   0.37((00))%

3 - 6                   0.34((00))

6 - 9                   0.31((00))

9 - 12                  0.28((00))

12 - 15                 0.25((00))

15 - 18                 0.22((00))

18 - 21                 0.20((00))

21 - 24                 0.19((00))

24 - 30                 0.18((00))

30 - 36                 0.17((50))

36 - 42                 0.17((00))

42 - 48                 0.16((50))

48 - 66                 0.16((00))

66 - 84                 0.1550

[Over 84]               [0.1500]

((84 - 120))            ((0.1500))

((120 - 156))           ((0.1450))

((156 - 192))           ((0.1400))

((192 - 228))           ((0.1350))

((228 - 264))           ((0.1300))

((264 - 300))           ((0.1275))

((300 - 336))           ((0.1250))

((336 - 372))           ((0.1225))

((372 - 408))           ((0.1200))

((408 - 444))           ((0.1175))

((444 - 480))           ((0.1150))

((480 - 516))           ((0.1125))

((Over 516_))           ((0.1100))

  (b) Individual Fund Fee Rate. The individual fund fee rate shall be .25%. [of average daily net assets of the Portfolio.]
 The sum of the Group Fee [r]((R))ate, calculated as described above to the nearest millionth, and the Individual Fund fee rate shall constitute the [a]((A))nnual [m]((M))anagement [f]((F))ee [r]((R))ate. One-twelfth of the
   A    nnual    M    anagement    Fee ((Rate))     shall be applied to the
average of the net assets of the Portfolio (computed in the manner set
forth in th   e [    Trust Instrument of the Fund]    ((Fund's Declaration
of Trust or other organizational document)))     determined as of the close
of business on each business day throughout the month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's officers and Trustees with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30,
1992] ((May 31, 19   98))     and indefinitely thereafter, but only so long
as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of
shareholder liability as set forth in the Fund's    [    Trust
Instrument   ] ((Declaration of Trust or other organizational document))
    and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the
   [    Trust Instrument   ] ((Declaration of Trust or other organizational
document))     are separate and distinct from those of any and all other
Portfolios.
 8. This [contract]    ((A    greement)) shall be governed by((,)) and
construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
 FIDELITY MUNICIPAL TRUST II
 on behalf of Fidelity Michigan Municipal Money
 Market [Portfolio] ((Fund))
 [signature lines omitted]
EXHIBIT 2
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
Form of
MANAGEMENT CONTRACT
between
FIDELITY MUNICIPAL TRUST II:
Fidelity Ohio Municipal Money Market [Portfolio] ((Fund))
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
    AGREEMENT     ((AMEND   ED AND RESTATED as of)) [    made   ]     this
___    day of ___1997 [28th day of February, 1992]    , by and between
Fidelity Municipal Trust II, a Delaware business trust that may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Ohio Municipal Money Market Portfolio [Portfolio] ((Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter
called the "Adviser")    ((as set forth in its entirely below    .))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 28, 1992, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on August 1, 1997 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under Federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser, [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].
 (a) Group Fee Rate. The [g] ((G))roup [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter]
((fund's    Declaration of Trust or other organizational document,)))
[of each investment company)] determined as of the close of business on each business day throughout the month. The group fee rate shall be determined on a cumulative basis pursuant to the following schedule.
                        Annualized Fee Rate

Average Net Assets      (for each level)

Over $0.0 - 3 billion   0.37((00))%

3 - 6                   0.34((00))

6 - 9                   0.31((00))

9 - 12                  0.28((00))

12 - 15                 0.25((00))

15 - 18                 0.22((00))

18 - 21                 0.20((00))

21 - 24                 0.19((00))

24 - 30                 0.18((00))

30 - 36                 0.17((50))

36 - 42                 0.17((00))

42 - 48                 0.16((50))

48 - 66                 0.16((00))

66 - 84                 0.1550

[Over 84]               [0.1500]

((84 - 120))            ((0.1500))

((120 - 156))           ((0.1450))

((156 - 192))           ((0.1400))

((192 - 228))           ((0.1350))

((228 - 264))           ((0.1300))

((264 - 300))           ((0.1275))

((300 - 336))           ((0.1250))

((336 - 372))           ((0.1225))

((372 - 408 ))          ((0.1200))

((408 - 444))           ((0.1175))

((444 - 480))           ((0.1150))

((480 - 516))           ((0.1125))

((Over 516))            ((0.1100))

  (b) Individual Fund Fee Rate. The individual fund fee rate shall be .25%. [of average daily net assets of the Portfolio.]
 The sum of the Group Fee [r]((R))ate, calculated as described above to the nearest millionth, and the Individual Fund fee rate shall constitute the [a]((A))nnual [m]((M))anagement [f]((F))ee [r]((R))ate. One-twelfth of the
   A    nnual    M    anagement    Fee ((Rat    e)) shall be applied to the
average of the net asset of the Portfolio (computed in the manner set forth
in the    [    Trust Instrument of the Fund]    ((Fund's Declaration of
Trust or other organizational document))     determined as of the close of
business on each business day throughout the month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's officers and Trustees with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30,
1992] ((May 31, 19   98))     and indefinitely thereafter, but only so long
as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of
shareholder liability as set forth in the Fund's    [    Trust
Instrument   ] ((Declaration of Trust or other organizational document_))
    and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the
   [    Trust Instrument   ] ((Declaration of Trust or other organizational
document))     are separate and distinct from those of any and all other
Portfolios.
 8. This [contract]    ((A    greement)) shall be governed by((, )) and
construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
 FIDELITY MUNICIPAL TRUST II
 on behalf of Fidelity Ohio Municipal Money Market
 [Portfolio](( Fund))
 [signature lines omitted]
EXHIBIT 3
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                             FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                     YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                      (MILLIONS)(B)   TO AVERAGE
                                                                      NET ASSETS
                                                                      PAID
                                                                      TO FMR (C)

MUNICIPAL MONEY MARKET ((yen))

Institutional Tax-Exempt Cash
Portfolios:
Tax-Exempt:

  Class I                               3/31/96       $ 1,940.2                        0.19%*

  Class II                              3/31/96**      0.6                             0.20(dagger)*

  Class III                             3/31/96**      2.6                             0.20(dagger)*

Daily Money Fund: Capital Reserves:     7/31/96        131.6                           0.29*
Municipal Money Market

Spartan Arizona Municipal Money         8/31/96        66.9                            0.22*
Market

Spartan Municipal Money Market          8/31/96        2,280.1                         0.39*

Daily Tax-Exempt Money                  10/31/96       521.4                           0.40*

Municipal Money Market                  10/31/96       3,673.6                         0.30

Spartan New Jersey Municipal            10/31/96       491.1                           0.35*
Money Market

Connecticut Municipal Money Market      11/30/96       330.7                           0.40

New Jersey Municipal Money Market       11/30/96       436.4                           0.40

Spartan Connecticut Municipal           11/30/96       180.9                           0.50
Money Market

Spartan Florida Municipal Money         11/30/96       391.7                           0.50
Market

Michigan Municipal Money Market         12/31/96       235.5                           0.40

Ohio Municipal Money Market             12/31/96       311.8                           0.40

Spartan Pennsylvania Municipal          12/31/96       237.1                           0.50
Money Market

Massachusetts Municipal Money           1/31/97        877.1                           0.39
Market

New York Municipal Money Market         1/31/97        826.6                           0.40

Spartan Massachusetts Municipal         1/31/97        574.4                           0.50
Money Market

Spartan New York Municipal              1/31/97        703.2                           0.50
Money Market

California Municipal Money Market       2/28/97        742.8                           0.39

Spartan California Municipal Money      2/28/97        1,343.5                         0.35*
Market


(a) All data is as of the fiscal year end noted.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to each fund.

MOP-   p    xs-059   7     CUSI   P    #316201508/FUN   D    #420
 CUSIP#   31    6203108/FUND#419
 CUSIP#   31    6344100/FUND#401
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY MUNICIPAL TRUST II: FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust II: Fidelity Michigan Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 10:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [fund# 420]

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the 12 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S,        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.   To ratify the selection of Coopers & Lybrand L.L.P. as    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the trust.

3.   To amend the Trust Instrument to provide dollar-based     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     voting rights for shareholders of the trust.



4.    To approve an amended management contract.               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.

5.    To amend the fundamental investment limitation           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      concerning the issuance of senior securities.



6.    To amend the fundamental investment limitation           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      concerning borrowing.

7.    To amend the fundamental limitation concerning the       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      concentration of its investments in a single industry.


[OMM-PXC-0597]    [fund# 420]
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY MUNICIPAL TRUST II: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND

PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust II: Fidelity Michigan Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 10:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [fund# 419]

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the 12 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S,        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.   To ratify the selection of Coopers & Lybrand L.L.P. as    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the trust.

3.   To amend the Trust Instrument to provide dollar-based     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     voting rights for shareholders of the trust.



4.    To approve an amended management contract.               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   4.

5.    To amend the fundamental investment limitation           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   5.
      concerning the issuance of senior securities.



6.    To amend the fundamental investment limitation           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   6.
      concerning borrowing.

7.    To amend the fundamental limitation concerning the       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      concentration of its investments in a single industry.


[OMMO-PXC-0597]    [fund# 419]
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY MUNICIPAL TRUST II: SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET
FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust II: Spartan Pennsylvania Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 10:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [fund# 401]

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the 12 nominees specified below as            [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S,        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.   To ratify the selection of Coopers & Lybrand L.L.P. as    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the trust.

3.   To amend the Trust Instrument to provide dollar-based     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     voting rights for shareholders of the trust.


[OMM3-PXC-0597]    [fund# 401]
IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
Dear Shareholder:
I am writing to let you know that a special meeting of Spartan Pennsylvania Municipal Money Market Fund shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
Each of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each of the following proposals:
PROPOSAL 1.  TO ELECT A BOARD OF TRUSTEES.
PROPOSAL 2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
PROPOSAL 3. TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
The following Q&A is to assist you in understanding the proposals. Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
          PFS-PXL-0597

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed Proxy Statement. Below is a brief overview of the proposals to be voted on. Your vote is important.
If you have any questions regarding the proposals, please call us at 1-800-544-6666. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
PROPOSAL 1.  TO ELECT A BOARD OF TRUSTEES.
Proposal 1 is to elect Trustees to the Board which is responsible for protecting the interests of shareholders. The Trustees review fund performance, oversee a fund's activities, and review contractual arrangements with companies that provide services to a fund.
PROPOSAL 2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
Proposal 2 is to ratify the Board of Trustees' selection of Coopers & Lybrand L.L.P. as independent accountants.
The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. They also sign or certify any financial statements of the trust that are required by law to be independently certified and filed with the SEC.
PROPOSAL 3. TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
Proposal 3 would provide voting rights based on a shareholder's total dollar interest (dollar-based voting) in a fund. Current voting rights are one-share, one-vote. Dollar-based voting rights provide a more equitable system than the one-share, one-vote system.
THE PROXIES SAY THAT THE FUND'S BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY?
The Trustees continue to oversee the investment policies of the fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of the fund's shareholders, including approving policy changes such as those proposed for this fund.
WHY IS THE CHANGE IN VOTING RIGHTS BEING PROPOSED?
The proposed change would provide a more equitable distribution of voting rights for certain votes rather than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's dollar investment rather than by the number of shares held.
This fund is part of a trust and some votes are conducted on a trust-wide basis. While this proposal does not currently affect money market funds, it would affect your fund if additional funds were added to the trust in the future. If there were other funds in the trust with fluctuating net asset value per share (NAV), there would be disproportionate voting rights since the NAV of the separate funds generally diverges over time.
Here is an example of why this change is being recommended. Investor A makes a $1,000 investment in a money market fund with a $1.00 share price and receives 1,000 shares. Investor B makes a $1,000 investment in another fund with a $10.00 share price and receives only 100 shares. Under the current system, Investor A would have a much greater vote than Investor B. The proposed change would give both investors the same voting rights since they both made a $1,000 investment.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each share you own of a fund on the record date. The record date is May 19, 1997.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
If enough people do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview to encourage you to vote. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings, telephone calls or other solicitations.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-6666.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
Dear Shareholder:
I am writing to let you know that a special meeting of Fidelity Michigan Municipal Money Market Fund and Fidelity Ohio Municipal Money Market Fund shareholders will be held in July to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is to assist you in understanding the proposals. Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
          MIS/OFS-PXL-0597

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed Proxy Statement. Below is a brief overview of the proposals to be voted on. Your vote is important.
If you have any questions regarding the proposals, please call us at 1-800-544-6666. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
PROPOSAL 1.  TO ELECT A BOARD OF TRUSTEES.
Proposal 1 is to elect Trustees to the Board which is responsible for protecting the interests of shareholders. The Trustees review fund performance, oversee a fund's activities, and review contractual arrangements with companies that provide services to a fund.
PROPOSAL 2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
Proposal 2 is to ratify the Board of Trustees' selection of Coopers & Lybrand L.L.P. as independent accountants.
The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. They also sign or certify any financial statements of the trust that are required by law to be independently certified and filed with the SEC.
PROPOSAL 3. TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
Proposal 3 would provide voting rights based on a shareholder's total dollar interest (dollar-based voting) in a fund. Current voting rights are one-share, one-vote. Dollar-based voting rights provide a more equitable system than the one-share, one-vote system.
PROPOSAL 4. TO APPROVE AMENDED MANAGEMENT CONTRACTS.
Proposal 4 would modify the group fee that Fidelity Management & Research Company (FMR) receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. The Amended Contract will result in a management fee that is the same as, or lower than, the fee payable under the Present Contracts.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
PROPOSAL 5. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
Proposal 5 would revise each fund's fundamental senior securities investment limitation to conform them to a limitation that is expected to become standard for all funds managed by FMR. The proposed limitation clarifies that each fund may issue senior securities to the extent permitted by the Investment Company Act of 1940 (the 1940 Act.)
PROPOSAL 6. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
BORROWING.
Proposal 6 would revise each fund's fundamental borrowing investment limitation to conform them to a limitation that is expected to become standard for all funds managed by FMR. The proposal would also require a reduction in borrowing if borrowings exceed the 33 1/3% limit for any reason rather than solely because of a decline in net assets.
PROPOSAL 7. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
Proposal 7 would revise each fund's fundamental concentration investment limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. The proposed limitation is not substantially different from current policy and is not expected to have any impact on each fund's investment techniques.
THE PROXIES SAY THAT THE FUND'S BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY?
The Trustees continue to oversee the investment policies of the fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of the fund's shareholders, including approving policy changes such as those proposed for this fund.
I UNDERSTAND THAT SHAREHOLDERS ARE BEING ASKED TO VOTE ON PROPOSALS THAT WOULD MAKE CHANGES IN VOTING RIGHTS AND STANDARDIZE SOME OF THE FUNDS' INVESTMENT LIMITATIONS. WHY IS FIDELITY DOING THIS?
For more than four years, we have been asking shareholders to vote on proposals to standardize investment limitations. This is being done in order to standardize these limitations for all of the funds managed by FMR. The Board of Trustees of the funds has asked FMR to analyze the investment limitations of the Fidelity funds, and where appropriate, to adopt standard limitations.
Fidelity believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance. AS A PRACTICAL MATTER, THERE IS NO IMPACT ON THE INVESTMENT MANAGEMENT OF THE FUNDS AS A RESULT OF THESE SHAREHOLDER PROPOSALS.
WHAT IS THE CHANGE IN VOTING RIGHTS BEING PROPOSED?
The proposed change would provide a more equitable distribution of voting rights for certain votes rather than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's dollar investment rather than by the number of shares held.
This fund is part of a trust and some votes are conducted on a trust-wide basis. While this proposal does not currently affect money market funds, it would affect your fund if additional funds were added to the trust in the future. If there were other funds in the trust with fluctuating net asset values per share (NAVs), there would be disproportionate voting rights since the NAV of each fund will generally diverge over time.
Here is an example of why this change is being recommended. Investor A makes a $1,000 investment in a money market fund with a $1.00 share price and receives 1,000 shares. Investor B makes a $1,000 investment in another fund with a $10.00 share price and receives only 100 shares. Under the current system, Investor A would have a much greater vote than Investor B. The proposed change would give both investors the same voting rights since they both made a $1,000 investment.
WHAT IS THE ADVANTAGE TO ME OF AMENDING THE MANAGEMENT CONTRACT?
The amended contract will result in a management fee that is the same as, or LOWER than, your present management fee.
WHAT FUNDAMENTAL POLICY CHANGES ARE SHAREHOLDERS OF THESE FUNDS BEING ASKED TO APPROVE?
There are three proposed fundamental policy changes:
SENIOR SECURITIES: This change is part of the process of standardizing limits in our funds and is not expected to affect fund management, fund performance, or the types of securities a fund purchases. It clarifies, however, that each fund may issue senior securities to the extent permitted by the 1940 Act.
BORROWING: This change is to bring the language of the funds' fundamental borrowing limitations in line with what is expected to become the FMR standard. This standardizes the limitation on the percent that may be borrowed (which remains up to 33 1/3%) and clarifies that each fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. The current limitation requires that each fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets.
CONCENTRATION: The purpose of this change is to standardize the language concerning concentration of investments within a single industry. This change states that a fund may not purchase securities if, as a result, more than 25% of its total assets would be in a single industry. The proposed limitation is not substantially different from the current policy and is not likely to have any impact on the fund's investment techniques.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is May 19, 1997.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
If enough people do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview to encourage you to vote. All of this is costly to the funds and is ultimately passed on to shareholders. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings, telephone calls or other solicitations.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-6666.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."